AGREEMENT

     This Agreement dated as of June 7, 1996 between ViewCall
America, Inc., a Georgia corporation ("ViewCall") and Rudolph P.
Russo, an individual resident of the State of New York (the
"Guarantor").

     WHEREAS, contemporaneously with the execution of this Agreement, ViewCall will issue to the Guarantor a common stock purchase warrant for the purchase of shares of common stock of ViewCall;

     WHEREAS, in consideration of the issuance of such warrant to the Guarantor, the Guarantor has agreed to guaranty certain indebtedness of ViewCall which may be incurred, renewed or otherwise extended to ViewCall after the date hereof; and

     WHEREAS, the parties desire to enter into this Agreement to evidence the guaranty obligations of the Guarantor.

     NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound hereby, the parties hereto agree as follows:

     1. For a period of five (5) years from the date hereof, the Guarantor hereby agrees to guarantee any borrowings, fundings, loans, debts or other forms of credit extension, which have been duly authorized and validly approved by the Board of Directors of ViewCall and the Board of Directors of Colorocs Information Technologies, Inc., to ViewCall from any lender (any such lender, the "Lender") in an aggregate principal amount up to, but not to exceed $1,500,000. Further, the Guarantor agrees, upon the request of ViewCall, to execute and deliver to the Lender a guaranty in substantially the form attached hereto as Exhibit A or such other form as the Guarantor and the Lender may mutually agree.

     2. The Guarantor further agrees to be available to participate in information meetings with the Lender at such times and places as the Lender may reasonably request.

     3. This Agreement shall be binding upon the Guarantor and his respective successors and assigns. The Guarantor may not assign his obligations under this Agreement without the prior written consent of ViewCall.

     4. This Agreement sets forth the entire agreement of the parties hereto with regard to the subject matter hereof and supersedes and replaces all prior agreements, understandings and representations, oral or written, with regard to such matters.

     5. This Agreement shall be governed by and under the laws of the State of Georgia

     6. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any present or future laws effective during the terms hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provisions, there shall be added automatically, as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.


                              ___________________________________
                                   Rudolph P. Russo


                              VIEWCALL AMERICA, INC.

                              By: _______________________________
                                   Name:
                                   Title:

                           EXHIBIT A

                       FORM OF GUARANTY

     THIS GUARANTY dated as of ______________, 199_ executed and delivered by ______________________________ (the "Guarantor") in
favor of __________________________ (the "Lender").

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

     Section 1. Guaranty. The Guarantor hereby, irrevocably and unconditionally, guarantees the due and punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the following (the following collectively referred to as the "Guaranteed Obligations"): (a) all indebtedness and obligations now or hereafter owing by the ViewCall America, Inc. (the "Borrower") to the Lender, whenever and however incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due ; and (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing.

     Section 2.  Guaranty of Payment and Not of Collection.  This
Guaranty is a guaranty of payment, and not of collection, and a debt of the Guarantor for its own account.

     Section 3. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever.

     Section 4. Inability to Accelerate Loan. If the Lender or the holder of any of the Guaranteed Obligations is prevented under applicable law or otherwise from demanding or accelerating payment thereof by reason of any automatic stay or otherwise, the Lender or such holder shall be entitled to receive from the Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

     Section 5. Set-off. The Guarantor authorizes the Lender at any time and from time to time, without notice to the Guarantor, which notice the Guarantor hereby expressly waives, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final, including any negotiable or non-negotiable certificate of deposit now or hereafter issued by the Lender to the Guarantor) or other indebtedness owing by the Lender to the Guarantor, to the then outstanding Guaranteed Obligations then due and payable.

     Section 6. Information. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that the Lender will not have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

     Section 7.  Governing Law.  THIS GUARANTY SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
GEORIGA.

     Section 8. Waiver of Remedies. No delay or failure on the part of the Lender in the exercise of any right or remedy it may have against the Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Lender of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other such right or remedy.

     Section 9. Amendments. This Guaranty may not be amended except in writing signed by the Lender and the Guarantor.

     Section 10. Payments/Expenses. All payments made by the Guarantor pursuant to this Guaranty shall be made in the lawful currency of the United States of America, in immediately available funds on the date demand therefor is made. The Guarantor shall pay, on demand, all costs and expenses incurred by the Lender in the collection and enforcement of this Guaranty including the reasonable fees and disbursements of counsel to the Lender if collection is sought by or through an attorney.

     Section 11. Notices. All notices, demands or other communications to the Guarantor hereunder shall be in writing and shall be mailed or hand delivered or sent via facsimile transmission to the address for the Guarantor set forth below its signature hereto. All such notices, demands and communications shall be deemed received by the Guarantor (a) if personally delivered or by messenger or overnight courier or delivered via facsimile transmission, on the date of delivery thereof or (b) if through the United States mail, on the earlier of (i) the date three days after the posting thereof and (ii) the date of actual receipt by the Guarantor.

     Section 12. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 13. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

     IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

                              [GUARANTOR]



                              By:____________________________
                                 Title:______________________
                                        Address for Notices:

                              _______________________________
                              _______________________________
                              _______________________________
                              Telephone Number:______________
                              Telecopy Number:_______________